Exhibit 10.53

Extension/Modification Letter Rev. 20260409 1 East Washington Street • Phoenix, AZ • 85004 • (602) 389-3500 April 28, 2026 Via Electronic Mail Exyn Technologies, Inc. 2118 Washington Avenue, Suite 1000 Philadelphia, PA 19146-2842 Attention: Brandon Torres Declet Re: Obligations (“Obligations”) owing by Exyn Technologies, Inc., a(n) Delaware corporation (“Borrower”) to Western Alliance Bank, an Arizona corporation (“Bank”) – Extension of Maturity Date Ladies and gentlemen: Reference is made to that certain Loan and Security Agreement, dated September 27, 2023 entered by and between Bank and Borrower (as heretofore amended, modified supplemented, and/or restated, the “Loan Agreement” and together with any promissory notes, security agreements, guaranties, documents, instruments and other agreements made or given in connection with or to evidence or secure the Obligations, including any amendments, modifications, supplements and/or restatements thereto, the “Loan Documents”), pursuant to which Bank extended certain credit accommodations to Borrower, including one or more loans (individually or collectively, the “Loan”). Capitalized terms used but not defined in this letter shall have the respective meanings ascribed to such terms in the Loan Documents. Borrower has requested, and Bank hereby agrees, to extend the Maturity Date of the Loan from April 28, 2026, until May 1, 2026. Any and all references in the Loan Documents to the Maturity Date shall be amended to mean May 1, 2026. Borrower shall not be entitled to any further extensions of the Maturity Date. Borrower hereby agrees to continue to make monthly payments in accordance with the Loan Documents up through the Maturity Date, as amended herein. On the Maturity Date, Borrower shall pay to Bank the unpaid principal of the Loan, all accrued and unpaid interest, and all other amounts payable by Borrower to Bank under the Loan Documents. In consideration for the agreements by Bank herein, Borrower and Guarantor fully, finally, and forever release and discharge Bank, and Bank’s predecessors, successors, assigns, subsidiaries, affiliates, parent, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower or Guarantor have or in the future may have, whether known or unknown in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents that arise from events occurring prior to the date of this Letter Agreement. It is the intention of Borrower and Guarantor that the above release shall be effective as a full and final release of each and every matter specifically and generally referred to above. Borrower and Guarantor acknowledge and represent that they have been advised by independent legal counsel with CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exyn Technologies, Inc April 27, 2026 Page 2 Extension/Modification Letter Rev. 20260409 respect to the agreements contained herein. Borrower acknowledges and agrees that it has been informed by its attorneys and advisors of, and is familiar with, and does hereby expressly waive, the provisions of, Section 1542 of the California Civil Code, and any similar statute, code, law, or regulation of any state or the United States, to the full extent that they may waive such rights and benefits. Civil Code, Section 1542 provides: “A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” The Loan Documents remain in full force and effect in accordance with their original terms, except as modified above. Nothing in this letter, and no correspondence, oral communications between Bank and Borrower, or the making of any advances to Borrower under the Loan Documents should or will be construed as a waiver, modification or release of any breach, default or Event of Default, whether now existing or hereafter arising, or any of Bank’s rights and remedies under the Loan Documents, or any other agreement, instrument or document between Bank and Borrower. All other requirements, terms and conditions outlined in the Loan Documents shall remain unchanged. If the foregoing terms of this Letter Agreement meet with your approval, please sign where indicated below, and return a fully executed copy to Bank to the attention of the undersigned. This Letter Agreement may be executed by the parties in counterpart originals. Delivery of an executed counterpart of a signature page to this Letter Agreement by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Letter Agreement. If you should have any questions regarding this matter, please contact the undersigned by telephone at [*], or by e-mail at [*]. Sincerely, WESTERN ALLIANCE BANK, an Arizona corporation By: Benjamin Schwartz Senior Vice President, Innovation Banking Division /s/ Benjamin Schwartz

Exyn Technologies, Inc April 27, 2026 Page 3 Extension/Modification Letter Rev. 20260409 Acknowledged and agreed. BORROWER: EXYN TECHNOLOGIES, INC. a Delaware corporation By: Brandon Torres Declet Chief Executive Officer /s/ Brandon Torres Declet